Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated May 16, 2016 to the Funds’ Prospectuses

dated August 28, 2015 and November 17, 2015

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ Prospectuses dated August 28, 2015 and November 17, 2015, respectively.

SunGard Investor Services, LLC, the transfer agent of the Funds, was recently acquired by FIS Investor Services LLC.  As a result, the following change is being made to the Funds’ Prospectuses:

The “Additional Information on Investment Strategies and Risks” subsection under the “Changes in Policies and Additional Information” section of each Prospectus is deleted in its entirety and replaced with the following:

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI, which you may obtain by contacting the transfer agent, FIS Investor Services LLC (the “Transfer Agent”). See the back cover for the address and phone number.

The “Transfer Agent” subsection under the “Management of the Funds” section of each Prospectus is deleted in its entirety and replaced with the following:

The Transfer Agent

FIS Investor Services LLC (“FIS”) located at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, is the transfer agent for the Funds pursuant to a transfer agency agreement by and between the Trust and FIS. In connection with its role as the transfer agent, FIS performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The “Express, Registered or Certified Mail” address listed in the “How to Purchase Shares-Opening Your Account” and “How to Redeem-Redeeming Directly Through the Transfer Agent” subsections under the “How to Purchase, Redeem and Exchange Shares” section of each Prospectus is deleted and replaced with the following:

Express, Registered or Certified Mail:   Mirae Asset Discovery Funds, 4249 Easton Way, Suite 400, Columbus, Ohio 43219

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated May 16, 2016 to the Funds’ Statements of Additional Information

dated August 28, 2015 and November 17, 2015

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ Statements of Additional Information (“SAIs”) dated August 28, 2015 and November 17, 2015, respectively.

SunGard Investor Services, LLC, the transfer agent of the Funds, was recently acquired by FIS Investor Services LLC.  As a result, the following change is being made to the Funds’ SAIs:

The “Transfer and Dividend Disbursing Agent” sub-section under the “Investment Advisory and Other Services” section of each SAI is deleted in its entirety and replaced with the following:

Transfer and Dividend Disbursing Agent

FIS Investor Services LLC., with its principal offices at 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as the Trust’s transfer and dividend-disbursing agent (in its capacity as the transfer and dividend-disbursing agent, the “Transfer Agent”) pursuant to a transfer agency services agreement (the “TA Services Agreement”). Pursuant to the TA Services Agreement, the Transfer Agent performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE